Contingent consideration	12 Months Ended
Dec. 31, 2018
Contingent Consideration [Abstract]
Contingent consideration
Contingent consideration
The outstanding fair value of contingent consideration payable to ILJIN an affiliated shareholder and related party, is the result of an Arrangement Agreement (the Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. Pursuant to the Agreement, payments of up to $10,000,000 may be paid dependent on the achievement of pre-defined clinical and marketing milestones.
During 2018 no payments were made to ILJIN. In 2017 the Company paid ILJIN $2,150,000 upon the achievement of two specific milestones.
At December 31, 2018, if all of the remaining milestones are met, the timing of these payments is estimated to occur as follows:

$
2019	100
2020	625
2021	7,125
7,850

The fair value estimates at December 31, 2018 were based on a discount rate of 10% (2017 - 10%) and a presumed payment range between 50% and 74% (2017- 50% and 75%). The fair value of this contingent consideration as at December 31, 2018 was estimated to be $4,028,000 (December 31, 2017 - $3,792,000) and was determined by estimating the probability and timing of achieving the milestones and applying the income approach.

The change in the revaluation amount in 2018 resulted primarily from the change in the expected timing of milestone payments and the passage of time. The passage of time resulted in a revaluation of contingent consideration expense of $236,000 for the year ended December 31, 2018. The change in probability factors for the milestones achieved and the passage of time resulted in a revaluation of contingent consideration expense of $502,000 for the year ended December 31, 2017.

This is a Level 3 recurring fair value measurement. If the probability for success were to increase by a factor of 10% for each milestone, this would increase the net present value (NPV) of the obligation by approximately $622,000 as at December 31, 2018. If the probability for success were to decrease by a factor of 10% for each milestone, this would decrease the NPV of the obligation by approximately $620,000 as at December 31, 2018. If the discount rate were to increase to 12%, this would decrease the NPV of the obligation by approximately $172,000. If the discount rate were to decrease to 8%, this would increase the NPV of the obligation by approximately $185,000.